TOGA

we build the next generation



TOGA LIMITED

通往纳斯达克之路

TOGA LIMITED ROAD TO NASDAQ

DISCLAIMER

Disclaimer: Nothing contained in this presentation shall be construed to be an offer or solicitation to sell any securities.

投资3原则
3 INVESTMENT PRINCIPLES

1) 低买高卖
   Buy Low and Sell High Price
2) 购买未来不是过去
   Buy The Future Not The Past
3) 早期投资者优于交易
   Early Investor is Better Than Trading

为何选择纳斯达克
Why NASDAQ

1.最大的科技股票交易所
Biggest Tech Stock Exchange

交易所 Exchange	上市股票的数量 No. of Stock Listed	2019年9月5日市值 Market Capitalization 5th Sept 2019
Nasdaq	3321	10.86兆美元 US$10.86 Trillion
HKEX 香港交易所	2062	4.03兆美元 US$4.03 Trillion
上海證券交易所 SHANGHAI STOCK EXCHANGE	1041	3.94兆美元 US$3.94 Trillion

Source:

纳斯达克上市

NASDAQ LISTING

1) **IPO - 首次公开募股**

   IPO - Initial Public Offering

2) **RTO - 通过并购反向收购。**

   RTO - Reverse Take Over through Merger & Acquisition.

3) 上市 - 从场外交易转移到纳斯达克的交易所。

   Uplist - Exchange transfer from OTC to NASDAQ.

4 Listing standards 转板标准

标准1：收益

3年内至少1100万美元，前三年不会有单年亏损

Standard No. 1: Earnings

At least $11 million in 3 years,

No single year in the prior three years can have a net loss

4 Listing standards 转板标准

标准2：资本化及现金流量

过去三个财政年度的最低现金流量为**2,750**万美元。
此外，其前**12**个月的平均市值必须至少为**5.5**亿美元，上一年的收入至少为**1.1**亿美元

Standard No. 2: Capitalization with Cash Flow

Minimum cash flow of $27.5 million for the past three fiscal years.
In addition, its average market capitalization over the prior 12 months must be at least $550 million, and revenues in the previous year must be $110 million, minimum.

4 Listing standards 转板标准

标准3：资本化及收入

过去12个月的平均市值至少为8.5亿美元， 而去年的收入至少为9000万美元。

Standard No. 3: Capitalization with Revenue

Average market capitalization over the past 12 months is at least $850 million and revenues over the prior year are at least $90 million.

4 Listing standards 转板标准

标准4：资产及产权

公司可以消除现金流和收入要求，并且如果总资产总额至少为8000万美元，其股东权益至少为5500万美元，则其营销资本化要求将降至1.6亿美元

Standard No. 4: Assets with Equity

Companies can eliminate the cash flow and revenue requirements, and decrease its marketing capitalization requirements to $160 million if their total assets total at least $80 million and their stockholders' equity is at least $55 million.

OTHER NASDAQ REQUIREMENTS

- 5 Independent Directors out of 9 Directors

- Minimum 2,200 Shareholders.

- Minimum 1,250,000 public shares

- Minimum stock price of US$4.00 per share.

纳斯达克上市
NASDAQ LISTING

纳斯达克上市的最低资格
Minimum Qualifications of NASDAQ Listing

资格 Qualifications	股东 Shareholders	公开股票 Public Shares	市场价值 Asset Value	董事 Directors	每股最低 Minimum $/share
NASDAQ	2200	1,250,000	80万美元 $80Million	5 Independent 4 Company	$4.00
TOGL	1500	2,100,000 Settle by 4 Jan 2019 first batch	✓	✓	

https://www.investopedia.com/ask/answers/nasdaq-listing-requirements/

TOGA LIMITED愿景

TOGA LIMITED BIG PICTURE

大数据
BIG DATA



纳斯达克
NASDAQ


NASDAQ
1275.24
+42.85
01:28:06
NASDAQ

TOGA LIMITED愿景

TOGA LIMITED BIG PICTURE

公司 Company	交易所 Exchange	代码 Code	市值 Market Cap.
Apple Inc	NASDAQ	AAPL	1.076兆美元 $ 1.076 Trillion
Amazon	NASDAQ	AMZN	862.667亿美元 $ 862.667 Billion
Alphabet Inc *Class A*	NASDAQ	GOOGL	770.436亿美元 $ 770.436 Billion
Microsoft Corp	NASDAQ	MSFT	829.939亿美元 $ 829.939 Billion
Facebook Inc	NASDAQ	FB	445.758亿美元 $ 445.758 Billion
Tencent Holdings	HKG	0700	327.71亿美元$ 327.71 Billion
Alibaba Group Holdings Ltd	NYSE	BABA	359.06亿美元$ 359.06 Billion
TOGA LIMITED	OTC/NASDAQ	TOGL	?

纳斯达克图表 2008年 - 2018年

NASDAQ GRAPH 2008 - 2018



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管理团队
MANAGEMENT TEAM

Michael Toh
创始人 & 主席
Founder & President

Roy Lim
联合创始人兼副主席
Co-Founder &
Executive Director

Dr.Steve Tan (DBA)
集团总经理
Group General Manager

Edward Ng
首席营运官
Chief Corporate
Officer



Freddy Chia
首席资讯科技官
Chief Technology
Officer



Maggie Tay
首席账务官
Chief Account Officer



Tan Fei
首席国际发展官
Chief International
Development Officer



Yee Ling
首席企业官
Chief Operating Officer



Pinky Pang
首席创意官
Chief Creative Officer





美国企业顾问团队
US CORPORATE TEAM
SHEMORI BO SHAE
LA Public Relation &
LA Investor Relation
投资者关系顾问
ALEX HENDERSON
Board of Advisor
顾问委员会
BRUCE BAREN
Board of Advisor
顾问委员会
W. SCOTT LAWLER
Security Lawyer
企业律师
ERIC LIBOIRON
NY Manager
纽约经理
JIM LUPKIN
US Digital Marketing
美国数码营销
IAIN BRATT
US Digital Marketing
美国数码营销
欢迎参与第二届TCA周年庆典
WELCOME TO JOIN TCA 2ND ANNIVERSARY
TOGA
we build the next generation

证券律师
SECURITY LAWYERS

BOOTH UDALL FULLER

ADVANCE YOUR FUTURE℠ | INVENT – BRAND – CREATE – SECURE – EXPAND – DISCOVER

Booth Udall Fuller

1255 W Rio Salado Pkwy #215, Tempe, AZ 85281
(480) 830-2700

www.boothudall.com



W. Scott Lawler
企业律师
Corporate Attorney



Paul Krulisky
证券律师
Securities Attorney



Nicholas Gerovac
专利律师
Patent Attorney



Rodney Fuller
专利律师
Patent Attorney



Pacer Udall
专利律师
Patent Attorney



Kenneth Booth
专利律师
Patent Attorney

目的地 与 旅程

THE DESTINATION AND THE JOURNEY

您为什么在这？
WHY ARE YOU HERE?

为了争取
纳斯达克目的地超过2020年

FOR

THE NASDAQ DESTINATION BEYOND 2020

不要太关心旅程

THE JOURNEY IS PART OF THE DESTINATION

您为什么在这？
WHY ARE YOU HERE?

“耐心是财富” - “罗马不是在一天之内建立的”

“PATIENCE IS FORTUNE' - “ROME IS NOT BUILD IN ONE DAY”

竹子在第五年开始快速生长
BAMBOO SHOOT 5 YEARS



在3个月内增加18 FT
GROWS 18 FT IN 3 MONTHS



TOGA

we build the next generation

里程碑与规划

MILESTONE & ROADMAP

2017

2018

2019

2020

14执行摘要 14 EXECUTIVE SUMMARY

1) 完整的10K和10Q报告 Full 10K AND 10Q Reporting

2) 提交S1注册 Submit S1 Registration

3) 提交升级到OTCQB Submit Upgrade to OTCQB

4) 提交股票反向拆分10:1 Submit Stock Reverse Split 10:1

5) 开立股票交易账户 Assist to Open Stock Trading Accounts

6) 存入免费交易股票 Assist to Deposit Free Trading Shares

7) 任命美国顾问委员会 Appoint US Board Of Advisor

14执行摘要 14 EXECUTIVE SUMMARY

8) 任命美国独立董事 Appoint US Independent Director

9) 开设纽约市公司办公室 Opening NYC Corporate Office

10) 纽约市和洛杉矶投资者关系 NYC & LA Public Relation

11) 提交股票反向拆分 NYC & LA Investor Relation

12) 美国YIPPI数字营销 US YIPPI Digital Marketing

13) 向纳斯达克提交上市清单 Submit Uplist to Nasdaq

14) 纳斯达克领导人会议 Nasdaq Conference For Leaders

美国证券交易委员会法规
US SEC REGULATIONS

- 必须提交季度报告
  Must submit Quarterly Report
- 延迟提交将显示停止标志
  Late submission will show Stop Sign
- 当前提交将删除停止标志
  Current submission will remove Stop Sign

在长期 - 对所有人来说都更好

IN THE LONG TERM - ITS BETTER FOR ALL

美国证券交易委员会法规
US SEC REGULATIONS

2018

- 所有场外交易粉红公司的监管更加严格
  More stringent regulation on all OTC Pink Companies
- 更多**OTC Pink**升级到**OTCQB**和**OTCQX**
  More OTC Pink to upgrade to OTCQB and OTCQX
- 从而产生更多优质的**OTC**公司
  Resulting in more quality OTC Companies.

在长期 - 对所有人来说都更好

IN THE LONG TERM - ITS BETTER FOR ALL

经纪人更新
BROKERS UPDATES

- 更严格的KYC (了解您的客户)
  More strict KYC (Know Your Customer)
- 更严格的反洗钱 (反洗钱)
  More strict AML (Anti Money Laundering)
- 个人可以轻松开立交易账户
  Individual can easily open trading account
- OTCQB， OTCQX和纳斯达克交易更多。
  More trading on OTCQB, OTCQX & NASDAQ.

对OTCQB， OTCQX和纳斯达克股票都有好处
ALL GOOD FOR OTCQB, OTCQX AND NASDAQ SHARES

18 经纪公司
18 BROKERAGE FIRMS

美国经纪人
US BROKERS
1) Fidelity
2) TD Ameritrade
3) Charles Schwab
4) E*TRADE
5) Interactive Brokers
6) Merrill Edge

中国经纪人
CHINA BROKERS
1) Everbright Securities Co
2) China Merchants Co
3) China Securities Co Ltd
4) Huatai Securities Co Ltd
5) Guosen Securities Co Ltd
6) Ping An Securities Ltd

香港经纪人
HONG KONG BROKERS
1) Boom Securities
2) Philip Securities Hong Kong
3) Polaris Securities
4) Haitong Securities Intl.
5) Interactive Brokers
6) Saxo Bank

所有人都有自己的股票清算所

All have their own Share Clearing House

2017 - 里程碑

2017 - MILESTONES

2017

11月 November

Toga Limited在印度尼西亚设立分行。

Toga Limited opened a new branch in Indonesia.

2月 February

Toga Limited在菲律宾设立分行。

Toga Limited opened a new branch in Philippines.

2017 - 里程碑

2017 - MILESTONES

7月 July

新版本的超级信息软件,YIPPI第一代（基本的双重联络方法,信息，语音和视频通话）诞生了！

a new version of the super messaging app, YIPPI version 1 (basic dual communication messaging, voice

2017

近期几年内，Yippi和TogaGo完成许多的改变和升级，如下：

In the current year, many changes and upgrades have been done to Yippi and TogaGo platform as follows:

and video call) was born!

- Yippi第二代 Yippi version 2
- Yippi第三代 Yippi version 3
- TogaGo第二代 TogaGo version 2
- TogaGo第三代 TogaGo version 3

2018 - 里程碑
2018 - MILESTONES

2018

11月 November

Toga Limited参加了FinTech Singapore 2018
Toga Limited participated in FinTech Singapore 2018

9月 September

Yippi与Wave的Eostre合作， 掌握了变革的力量。

Yippi has partnered with Wave by Eostre, the power of change in the palm of your hand

Yippi TV推出了。敬请关注在Yippi Facebook page 页面上观看现场表演。 Yippi TV was released. Stay tuned to watch live shows on Yippi Facebook page

2018 - 里程碑

2018 - MILESTONES

7月3号 3rd July

2018

Toga Limited 在中国澳门喜来登大酒店发布了第四代通信手机应用程序

Toga Limited has released the 4th generation of its communication mobile application Yippi, at the Sheraton Grand Macao Hotel in Macau, China

第四代Yippi包括 :

Yippi Version 4 includes:

- 人工智能**A.I. (Artificial Intelligence)**
- **Languages**
- **Yippi网页版 Yippi Web**
- 游戏 **Game**

2018 - 里程碑

2018 - MILESTONES

2018

7月3号 3rd July

Toga Limited已经建立了一个新的研发部门，主要专注于迷你程序和应用内游戏开发，这将大幅度地提升**Yippi**的价值，将我们独特的超级应用程序提升到一个新的水平。

Toga Limited has established a new R&D department which mainly focus on mini applications and in-app games development, which will significantly elevate the value of Yippi, carry our unique super app to the next level

2018 - 里程碑
2018 - MILESTONES

2018

5月 May

Toga Limited在台湾开设了新的分公司。
Toga Limited opened a new branch in Taiwan

3月 March

Toga Limited的首席执行官Michael Toh应邀在雅加达举办IDX股票市场启动仪式，并宣布Toga在雅加达新办公室的未来蓝图，这是续马来西亚和菲律宾之后的东南亚第三家分支机构。
Toga Limited’s CEO Mr Michael Toh was invited to host IDX’s stock market launch ceremony in Jakarta, announced Toga’s future blueprints in new Jakarta office, the third branch in Southeast Asia, taking after Malaysia and Philippines.

2019 - 规划第一季度
ROADMAP -1st Quarter

2019

1月 JANUARY

- 任命Eric Liboiron为美国公司经理
  Appointed Eric Liboiron as US Corporate Manager
- 被任命为美国顾问委员会
  Appointed US Board of Advisors
- 1月23号 Yippi TV在纽约纳斯达克招牌直播。
  23 Jan - Yippi Live TV broadcast from NASDAQ NYC signboard

2019 - 规划第一季度

ROADMAP -1st Quarter

2019

- 通过完全GAAP标准账户和完全PCAOB审计
  提交最新的10k和10Q报告。
  Submission of up-to-date 10k and 10Q Reports with Fully GAAP Standard Accounts and Fully PCAOB Audit.
- 协助股东开立股票交易账户
  Assist shareholders to open stock trading accounts
- 协助股东将自由交易存入交易账户
  Assist shahreholders to deposit free trading into trading accounts

2019 - 规划第一季度
ROADMAP -1st Quarter

2019

2月 FEBRUARY

- 提交升级到OTCQB
  Submission to Upgrade to OTCQB
- 提交股票反向拆分从10到 1, 将股价提高到5.00 美元以上
  Submission to stock Reverse Split from 10 to 1.
- 开始在线和新闻纸媒体公共关系。
  Begin online and newsprint Media Public Relation

2019 - 规划第一季度
ROADMAP -1st Quarter

2019

2月 FEBRUARY

- 开始投资者关系活动，以吸引更多企业与个人交易者，
  进而增加我们的股票交易量和交易流动性。
  Begin Investor Relation activities to attract more corporate traders
  and individual traders to increase trading liquidity

3月 MARCH

- 开设纽约公司办公室
  Opening New York Corporate Office

2019 - 规划第二季度
ROADMAP -2nd Quarter

2019

4月 APRIL

- 任命5名独立董事

  Appointing 5 Independent director

- 开始私人募资活动以筹集2500万美元作为营运资金, 来推动Yippi活跃用户的全球数码营销。

  Begin Private Placement to raise working capital to drive global digital marketing for Yippi active users.

2019 - 规划第二季度
ROADMAP -2nd Quarter

2019

5月 MAY

- 为Yippi活跃用户推出全球数字营销

  Launch Global Digital Marketing for Yippi Active Users

2019 - 规划第三季度
ROADMAP -3rd Quarter

2019

7月 JULY

- **Yippi2周年庆祝活动**
  Yippi 2nd Annivasary Celebration
- **推出Yippi第5版**
  Launch Yippi Version 5
- **推出Yippi线上活动**
  Launch more Yippi Online Event
- **向纳斯达克提交上市申请**
  Submit application for Uplist to NASDAQ

2019 - 规划第三季度
ROADMAP -3rd Quarter

2019

8月 AUGUST

- 纳斯达克纽约办事处领导人会议
  Leaders Conference in NASDAQ New York Office
- 更多投资者关系活动，以吸引更多的公司交易员和个人交易者，进而增加我们的股票交易量和交易流动性
  MORE Investor Relation activities to attract more corporate traders and individual traders to increase our stock trading volume and trading liquidity

2019 - 规划第四季度
ROADMAP -4th Quarter

2019

10月 OCTOBER

- 更多公共关系和投资者关系活动

  MORE Public Relation & Investor Relation activities

11月 NOVEMBER

- 年终领导人会议

  Year End Leaders Conference

2019 - 规划第四季度
ROADMAP -4th Quarter

2019

12月 DECEMBER

- 向纳斯达克提交上市或合并

  UPLIST or MERGER to NASDAQ



Nasdaq


美国企业顾问团队
US CORPORATE TEAM
SHEMORI BO SHAE
LA Public Relation &
LA Investor Relation
投资者关系顾问
ALEX HENDERSON
Board of Advisor
顾问委员会
BRUCE BAREN
Board of Advisor
顾问委员会
W. SCOTT LAWLER
Security Lawyer
企业律师
ERIC LIBOIRON
NY Manager
纽约经理
JIM LUPKIN
US Digital Marketing
美国数码营销
IAIN BRATT
US Digital Marketing
美国数码营销
欢迎参与第二届TCA周年庆典
WELCOME TO JOIN TCA 2ND ANNIVERSARY
TOGA
we build the next generation

证券律师

SECURITY LAWYERS



SCOTT LAWLER

- 在代表企业融资、重组、合并和收购的商业组织方面拥有29年的经验。
  29 years of experience in representing business organizations in corporate finance, reorganizations, mergers and acquisitions.
- 成功与美国、中国、马来西亚、阿联酋等国家的客户合作
  Successful practice with clients throughout US, China, Malaysia, UAE and more
- 美国律师协会会员。

顾问委员会 BOARD OF ADVISOR



BRUCE BAREN

Honored by 4 past US Presidents

- 1972, initial introduction to the meeting between US President Nixon and China Chairman Mao Sze Tung.
- Concluded more than $5+ billion in financial transactions worldwide
- 各行各业的1,000多个公司交易
  1,000+ Corporate Transactions in various industries
- 200个业务周转 - 包括新兴业务曾发表175篇文章
- 200 Business turnarounds and 175 published articles

顾问委员会
BOARD OF ADVISOR



ALEX HENDERSON

- 首席财务官 **Chief Financial Officer – Cingular Staffing Inc.**
- 首席财务官 **Executive, Financial Consultant – Street Strider International Inc.**
- 首席财务官**Chief Financial Officer – Motivating the Masses Inc.**
- 首席财务官 **Financial Controller – MEA Digital Worx LLC.**
- 首席财务官 **Financial Controller – Sequoia Solar Inc.**

顾问委员会
BOARD OF ADVISOR



SHEMORI BO SHAE

- 企业品牌建立并为网络托管公司创建战略合作伙伴关系。
  Corporate branding and created strategic partnership for web-hosting company.
- 在娱乐业工作，为电影基金开发基础设施。
  Working in entertainment industry, developed foundational infrastructure for film fund.
- 帮助一家国际媒体公司为澳大利亚7000万观众总部提供服务
  Help an international media company serving 70

美国数码营销

U.S DIGITAL MARKETING



JIM LUPKIN

- 23年的社交媒体资深人士
  23-year veteran of social media
- 他的书《脸书的网络营销》是亚马逊排名第一的畅销书。
  His book “Network Marketing for Facebook” is Amazon #1 bestseller.
- 曾登上各类AdWeek的Inc. Magazine刊物
  Featured in various publications from AdWeek to Inc. Magazine
- 共同创办了一家最大的社交媒体机构，管理着400多家小企业，培训了18,000家企业
  Cofounded one of the largest social media agencies managing more than 400 small businesses, trained 18,000 businesses

美国数码营销
U.S DIGITAL MARKETING



LAIN BRATT

- 社会观点的财务副总裁
  Vice President Finance at Social Point of View
- **Lyoness America**的首席执行官(美国，加拿大，墨西哥，巴西）
  CEO of Lyoness America (US, Canada, Mexico, Brazil)
- **Life Force International**的执行副总裁兼首席财务官
  EVP&CFO of Life Force International
- 运营和财务方面的经验遍及**33**个国家。
  Experience in operations and finance extends across 33 countries.

纽约经理
New York Public Relation



ERIC LIBOIRON

- **20年创业和行政。**
  20 years Entrepreneurial and administrative.

- **为多个组织设计的整体业务结构。**
  Designed holistic business structures for multiple organizations.

- **Sapience Lab：数字专注于SEO，内容营销，社交媒体营销和影响者。**
  Sapience Lab: A digital focusing on SEO, content marketing, social media marketing and influencer.

成功之路

ROAD TO SUCCESS

目的地 与 旅程

THE DESTINATION AND THE JOURNEY

您为什么在这？
WHY ARE YOU HERE?

为了争取
纳斯达克目的地超过2020年
TO STRIVE FOR
THE NASDAQ DESTINATION BEYOND 2020

不要太关心旅程
NOT TOO CONCERN ABOUT THE JOURNEY

您为什么在这？
WHY ARE YOU HERE?

“耐心是财富” - “罗马不是在一天之内建立的”

“PATIENCE IS FORTUNE' - “ROME IS NOT BUILD IN ONE DAY”

竹子在第五年开始快速生长
BAMBOO SHOOT 5 YEARS



在3个月内增加18 FT
GROWS 18 FT IN 3 MONTHS





2019年12月
纳斯达克

DEC 2019 NASDAQ

谢谢 Thank You